LIST OF AFFILIATES OF
ACADIA REALTY TRUST
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Acadia Realty Trust
Acadia Realty Limited Partnership

125 Main Street Associates LLC
239 Greenwich Associates Limited Partnership
640 Broadway Member LLC
640 Broadway Owners LLC
ABR Amboy Road LLC
Acadia 1520 Milwaukee Avenue LLC
Acadia 161ST Street LLC
Acadia 216TH Street LLC
Acadia 28 Jericho Turnpike LLC
Acadia 239 Greenwich Avenue, LLC
Acadia 2914 Third Avenue LLC
Acadia 330 River Street LLC
Acadia 3319 Atlantic Avenue LLC
Acadia 4401 White Plains Road LLC
Acadia 56 East Walton LLC
Acadia 5-7 East 17th Street LLC
Acadia 654 Broadway LLC
Acadia 654 Broadway Member LLC
Acadia 654 Broadway Owner LLC
Acadia Absecon LLC
Acadia Albee LLC
Acadia Albertsons Investors LLC
Acadia Atlantic Avenue LLC
Acadia Bartow Avenue, LLC
Acadia Berlin LLC
Acadia Boonton LLC
Acadia Brandywine Condominium, LLC
Acadia Brandywine Holdings, LLC
Acadia Brandywine Subsidiary, LLC
Acadia Brandywine Town Center, LLC
Acadia Brentwood LLC
Acadia Cambridge LLC
Acadia Canarsie LLC
Acadia Chestnut LLC
Acadia Chicago LLC
Acadia Chicago Series A Member LLC
Acadia Chicago Series B Member LLC
Acadia Clark-Diversey LLC
Acadia Cortlandt LLC
Acadia Crescent Plaza LLC
Acadia Crossroads, LLC

Acadia Cub Foods Investors LLC
Acadia D.R. Management LLC
Acadia East Fordham Acquisitions LLC
Acadia Elmwood Park LLC
Acadia Gold Coast LLC
Acadia Hawk LLC
Acadia Heathcote LLC
Acadia Hendon Hitchcock Plaza, LLC
Acadia Heritage Shops LLC
Acadia Hobson LLC
Acadia K-H, LLC
Acadia L.U.F. LLC
Acadia Liberty LLC
Acadia Lincoln Park Centre LLC
Acadia Lincoln Road II LLC
Acadia Lincoln Road LLC
Acadia Mad River Property LLC
Acadia Marcus Avenue LLC
Acadia Mark Plaza LLC
Acadia Market Square, LLC
Acadia Marsh Investors, LLC
Acadia MCB Holding Company LLC
Acadia Mercer Street LLC
Acadia Merrillville Realty, Inc.
Acadia Merrillville Realty, L.P.
Acadia Mervyn I, LLC
Acadia Mervyn II, LLC
Acadia Mervyn Investors I, LLC
Acadia Mervyn Investors II, LLC
Acadia Mervyn Promote Member I, LLC
Acadia Mervyn Promote Member II, LLC
Acadia Naamans Road LLC
Acadia New Loudon, LLC
Acadia Pacesetter LLC
Acadia Pelham Manor LLC
Acadia Property Holdings, LLC
Acadia Realty Acquisition I, LLC
Acadia Realty Acquisition II, LLC
Acadia Realty Acquisition III LLC
Acadia Republic Farmingdale LLC
Acadia Rex LLC
Acadia Rush Walton LLC
Acadia Second City 1521 West Belmont LLC
Acadia Second City 2206-08 North Halsted LLC
Acadia Second City 2633 North Halsted LLC
Acadia Second City 843-45 West Armitage LLC
Acadia Second City Biggs Mansion LLC
Acadia Self Storage LLC
Acadia Self Storage Management Company LLC

Acadia Self Storage Management Investment Company LLC
Acadia Sheepshead Bay LLC
Acadia Sherman Avenue LLC
Acadia Shopko Investors LLC
Acadia SPE Boonton LLC
Acadia Storage Company LLC
Acadia Storage Post LLC
Acadia Storage Post Portfolio Company LLC
Acadia Strategic Opportunity Fund II, LLC
Acadia Strategic Opportunity Fund III LLC
Acadia Strategic Opportunity Fund III Special Member LLC
Acadia Strategic Opportunity Fund, LP
Acadia Suffern LLC
Acadia Tarrytown, LLC
Acadia Town Line, LLC
Acadia Urban Development LLC
Acadia Urban Management Services LLC
Acadia Walnut Hill LLC
Acadia West 54th Street LLC
Acadia West Diversey LLC
Acadia West Shore Expressway LLC
Acadia Westport LLC
Acadia-Washington Square Albee LLC
Acadia-Washington Square Kingsbridge LLC
ACRS II LLC
ACRS, Inc.
Albee Development LLC
AmCap Acadia Agent, LLC
AmCap Acadia Benton, LLC
AmCap Acadia Indianapolis, LLC
AmCap Acadia K-H Holding, LLC
AmCap Acadia K-H, LLC
AmCap Acadia Tulsa, LLC
AMCB Perring LLC
A-MCB White Oak LLC
Aspen Cove Apartments, LLC
Brandywine Town Center Maintenance Company LLC
BTS Boonton, L.L.C.
Canarsie Plaza LLC
Crossroads II
Crossroads II, LLC
Crossroads Joint Venture
Crossroads Joint Venture, LLC
Fordham Place Office LLC
GDC Beechwood, LLC
GDC SMG, LLC
Heathcote Associates, L.P.
Lincoln Road III LLC
Mark Plaza Fifty L.P.

Mark Twelve Associates, L.P.
Pacesetter/Ramapo Associates
RD Abington Associates Limited Partnership
RD Absecon Associates, L.P.
RD Bloomfield Associates Limited Partnership
RD Branch Associates L.P.
RD Elmwood Associates, L.P.
RD Hobson Associates, L.P.
RD Methuen Associates Limited Partnership
RD Smithtown, LLC
RD Woonsocket Associates Limited Partnership
Self Storage Management LLC
SMG Celebration, LLC
Storage Post Holdings LLC
White City East Partners LLC
White City Partners Holding Company LLC
White City Partners LLC